SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2003

Berkshire Hathaway Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-14905 (Commission File Number)	47-0813844 (IRS Employer Identification No.)

1440 Kiewit Plaza, Omaha, Nebraska 91302
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(402) 346-1400

Item 5. Other Events
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4

Item 5. Other Events.

          Exhibits are filed herewith in connection with the issuance on October 6, 2003 by Berkshire Hathaway Finance Corporation (“BHFC”), a Delaware corporation and a wholly-owned finance subsidiary of Berkshire Hathaway Inc. (“Berkshire”), of (A)(i) $750,000,000 in aggregate principal amount of BHFC’s 3.375% Senior Notes due 2008 and (ii) $750,000,000 in aggregate principal amount of BHFC’s 4.625% Senior Notes due 2013 and (B) guarantees related thereto by Berkshire in a private transaction not subject to registration pursuant to the Securities Act of 1933, as amended.

Exhibits

Exhibit No.

4.1	Indenture, dated as of October 6, 2003, by and among Berkshire Hathaway Finance Corporation, Berkshire Hathaway Inc. and Bank One Trust Company, N.A., as Trustee.

4.2	Exchange and Registration Rights Agreement, dated as of October 6, 2003, by and among Berkshire Hathaway Finance Corporation, Berkshire Hathaway Inc. and Goldman, Sachs & Co.

4.3	Specimen Global Debt Security for BHFC’s 3.375% Senior Notes due 2008.

4.4.	Specimen Global Debt Security for BHFC’s 4.625% Senior Notes due 2013.

2

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY INC.

Date: October 6, 2003	By:	/s/ Marc D. Hamburg

	Name:	Marc D. Hamburg
	Title:	Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.

4.1	Indenture, dated as of October 6, 2003, by and among Berkshire Hathaway Finance Corporation, Berkshire Hathaway Inc. and Bank One Trust Company, N.A., as Trustee.

4.2	Exchange and Registration Rights Agreement, dated as of October 6, 2003, by and among Berkshire Hathaway Finance Corporation, Berkshire Hathaway Inc. and Goldman, Sachs & Co.

4.3	Specimen Global Debt Security for BHFC’s 3.375% Senior Notes due 2008.

4.4.	Specimen Global Debt Security for BHFC’s 4.625% Senior Notes due 2013.

4